UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2007

DOLLAR TREE STORES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	54-1387365
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements.

As part of a year-long review of executive compensation programs, the Compensation Committee has been studying whether to adopt change in control Retention Agreements for its executives. After this lengthy study, on March 14, 2007, the Compensation Committee adopted, and on March 15, 2007, the Board of Directors of Dollar Tree Stores, Inc., adopted change in control Retention Agreements (filed as Exhibit 10.1 to this Form 8-K). The agreements are to be executed with the following officers: Chief Executive Officer; Chief Financial Officer; Sr. Vice President, Stores; Chief Merchandising Officer; Chief Logistics Officer; Chief People Officer; and Chief Information Officer. The terms of the  Agreements are further discussed below in Item 5.02.

Item 5.02. Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements.

On March 14, 2007, the Compensation Committee of the Board of Directors of Dollar Tree Stores, Inc. conducted its annual review of the base salaries and incentive compensation of the Company’s executive officers. In addition, based on a 2006 review of compensation structures and practices in retail and general industry, the Committee adopted or revised certain compensation programs. Each of these items is addressed below.

Base Salaries: For fiscal 2007, the Committee established annual base salaries for the Company’s Named Executive Officers as shown in the following table. The Named Executive Officers are those officers who will be disclosed in the Company’s proxy to be filed in 2007.

Name	Position	Base Salary
Bob Sasser	President, Chief Executive Officer	$750,000
Macon F. Brock, Jr.	Chairman of the Board	$400,000
Kent A. Kleeberger	Chief Financial Officer	$435,000
Gary M. Philbin	Sr. Vice President, Stores	$460,000
Robert H. Rudman	Chief Merchandising Officer	$375,000

Annual Incentive Bonus: The Committee authorized the payment of annual cash bonus awards to each of the Company’s Named Executive Officers for fiscal year 2006 which ended on February 3, 2007. The Committee also established the target bonus levels of 100% of salary for the CEO, and 50% of salary for the other Named Executive Officers, and established the potential bonus and performance goals for fiscal year 2007. Consistent with past practice, 85% of the potential award is based on the Company’s earnings per share and 15% is based on the officer achieving personal performance goals. The following table sets forth the bonus payments for fiscal 2006 and bonus potential for fiscal 2007:

Name	Position	Bonus Potential Fiscal 2007	Bonus Payments Fiscal 2006
Bob Sasser	President, Chief Executive Officer	$750,000	$497,540
Macon F. Brock, Jr.	Chairman of the Board	$200,000	$285,430
Kent A. Kleeberger	Chief Financial Officer	$217,500	$206,640
Gary M. Philbin	Sr. Vice President, Stores	$230,000	$200,010
Robert H. Rudman	Chief Merchandising Officer	$187,500	$162,340

The bonus potential for fiscal 2007 assumes that the Company achieves 100% of its earnings per share goal and the executive achieves 100% of his personal performance goal. Within certain limits, if the Company exceeds (or does not meet) its earnings per share goal, the executive’s bonus can exceed (or fall below) the bonus potential set forth above. The bonuses were made pursuant to the Executive Officer Cash Bonus Plan which was approved by the shareholders in 2004.
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Prior Year Equity Awards: The Committee reviewed the performance requirements relating to performance-based restricted stock units previously awarded in fiscal 2005 and fiscal 2006. The Committee determined that the target level of earnings per share and service requirements had been met. Accordingly, the Committee authorized the issuance of 10,000 restricted stock units and 1,500 restricted stock units to Bob Sasser, and 1,000 restricted stock units each to Kent Kleeberger, Gary Philbin and Bob Rudman.

Current Year Equity Awards: The Committee approved the grant, effective March 30, 2007, of 64,000 options and 28,500 restricted stock units to Bob Sasser; 18,000 options and 8,000 restricted stock units to Kent Kleeberger; 19,000 options and 8,500 restricted stock units to Gary Philbin; and 18,000 options and 8,000 restricted stock units to Bob Rudman.

Each of the above-referenced shares, for both prior and current years, was awarded under either the Company’s 2004 Executive Officer Equity Plan or the 2003 Equity Incentive Plan, as applicable, both approved by the shareholders.

Change in Control Retention Agreements: On March 14, 2007, the Committee considered and adopted change in control Retention Agreements (filed as Exhibit 10.1 to this Form 8-K) to be executed by each of the Named Executive Officers, except the Chairman. Among other benefits, these agreements provide for a severance payment of up to 2 ½ times Reference Salary and Reference Bonus (as defined in the agreement) for the CEO, and up to 1 ½ times for other executives. Any potential payments would be made only upon the satisfaction of a “double trigger,” i.e., the occurrence of both a change in control and the executive’s termination without cause or resignation for “good cause” (as defined in the agreement). These agreements also contain protective covenants which apply under certain circumstances.

Company-Paid Executive Term Life Insurance: The Committee agreed, in addition to the current company-paid life insurance of $50,000, to provide coverage of one times salary (up to $700,000) for officers, including the Named Executives. The approximate annual cost to the Company is $40,000 for all officers.

Item 7.01. Regulation FD Disclosure.

On March 19, 2007, Dollar Tree Stores, Inc. issued a press release regarding the Company’s participation in Merrill Lynch Retailing Leaders Conference being held on March 21 - 22, 2007 in New York City. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

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Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

10.1 Change in Control Retention Agreement

99.1 Press release dated March 19, 2007 issued by Dollar Tree Stores, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE STORES, INC.

Date: March 20, 2007	By:	/s/ James A. Gorry, III
James A. Gorry, III
General Counsel/Corporate Secretary

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EXHIBITS

Exhibit 10.1 - Change in Control Retention Agreement

Exhibit 99.1 -  Press release dated March 19, 2007 issued by Dollar Tree Stores, Inc.

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